Quarterly Performance Summary
Truist Financial Corporation
Fourth Quarter 2020

Financial Highlights
	Quarter Ended			Year-to-Date
	December 31		%	December 31		%
(Dollars in millions, except per share data, shares in thousands)	2020	2019	Change	2020	2019	Change
Summary Income Statement
Interest income - taxable equivalent (1)	$3,639	$2,837	28.3%	$15,673	$9,505	64.9%
Interest expense	245	585	(58.1)	1,722	2,096	(17.8)
Net interest income - taxable equivalent	3,394	2,252	50.7	13,951	7,409	88.3
Less: Taxable-equivalent adjustment	28	25	12.0	125	96	30.2
Net interest income	3,366	2,227	51.1	13,826	7,313	89.1
Provision for credit losses	177	171	3.5	2,335	615	NM
Net interest income after provision for credit losses	3,189	2,056	55.1	11,491	6,698	71.6
Noninterest income	2,285	1,398	63.4	8,879	5,255	69.0
Noninterest expense	3,833	2,575	48.9	14,897	7,934	87.8
Income before income taxes	1,641	879	86.7	5,473	4,019	36.2
Provision for income taxes	311	153	103.3	981	782	25.4
Net income	1,330	726	83.2	4,492	3,237	38.8
Noncontrolling interests	1	5	(80.0)	10	13	(23.1)
Net income available to the bank holding company	1,329	721	84.3	4,482	3,224	39.0
Preferred stock dividends	101	19	NM	298	196	52.0
Net income available to common shareholders	1,228	702	74.9	4,184	3,028	38.2
Per Common Share Data
Earnings per share-basic	$0.91	$0.76	19.7%	$3.11	$3.76	(17.3)%
Earnings per share-diluted	0.90	0.75	20.0	3.08	3.71	(17.0)
Earnings per share-adjusted diluted (2)	1.18	1.12	5.4	3.80	4.37	(13.0)
Cash dividends declared	0.450	0.450	—	1.800	1.710	5.3
Common shareholders' equity	46.52	45.66	1.9	46.52	45.66	1.9
Tangible common shareholders' equity (2)	26.78	25.93	3.3	26.78	25.93	3.3
End of period shares outstanding	1,348,961	1,342,166	0.5	1,348,961	1,342,166	0.5
Weighted average shares outstanding-basic	1,348,493	922,840	46.1	1,347,080	805,104	67.3
Weighted average shares outstanding-diluted	1,361,763	934,718	45.7	1,358,289	815,204	66.6
Performance Ratios
Return on average assets	1.05%	0.95%		0.90%	1.31%
Return on average risk-weighted assets (current period is preliminary)	1.40	1.02		1.18	1.55
Return on average common shareholders' equity	7.88	7.33		6.82	9.87
Return on average tangible common shareholders' equity (2)	14.99	12.91		13.35	16.40
Net interest margin - taxable equivalent	3.08	3.41		3.22	3.42
Fee income ratio	40.4	38.6		39.1	41.8
Efficiency ratio-GAAP	67.8	71.0		65.6	63.1
Efficiency ratio-adjusted (2)	55.9	57.5		55.9	56.6
Credit Quality
Nonperforming assets as a percentage of:
Assets	0.27%	0.14%		0.27%	0.14%
Loans and leases plus foreclosed property	0.46	0.19		0.46	0.19
Net charge-offs as a percentage of average loans and leases	0.27	0.40		0.36	0.40
Allowance for loan and lease losses as a percentage of LHFI	1.95	0.52		1.95	0.52
Ratio of allowance for loan and lease losses to nonperforming LHFI	4.39x	3.41x		4.39x	3.41x
Average Balances
Assets	$503,181	$302,059	66.6%	$499,085	$247,494	101.7%
Securities (3)	102,053	60,699	68.1	83,227	50,645	64.3
Loans and leases	308,188	193,641	59.2	314,501	161,604	94.6
Deposits	375,266	210,716	78.1	363,293	173,269	109.7
Common shareholders' equity	61,991	38,031	63.0	61,379	30,697	100.0
Total shareholders' equity	70,145	41,740	68.1	68,024	34,108	99.4
Period-End Balances
Assets	$509,228	$473,078	7.6%	$509,228	$473,078	7.6%
Securities (3)	120,788	74,727	61.6	120,788	74,727	61.6
Loans and leases	305,793	308,215	(0.8)	305,793	308,215	(0.8)
Deposits	381,077	334,727	13.8	381,077	334,727	13.8
Common shareholders' equity	62,759	61,282	2.4	62,759	61,282	2.4
Total shareholders' equity	70,912	66,558	6.5	70,912	66,558	6.5
Capital Ratios (current quarter is preliminary)
Common equity Tier 1	10.0%	9.5%		10.0%	9.5%
Tier 1	12.1	10.8		12.1	10.8
Total	14.5	12.6		14.5	12.6
Leverage (4)	9.6	14.7		9.6	14.7
Supplementary leverage (5)	8.7	7.9		8.7	7.9
Applicable ratios are annualized.
NM - not meaningful
(1) Interest income includes certain fees, deferred costs, fair value mark accretion, and dividends.
(2) Represents a non-GAAP measure. See the calculations and management's reasons for using these measures in the Non-GAAP Reconciliations and Preliminary Capital Information - Five Quarter Trend sections of this supplement.
(3) Includes AFS and HTM securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost. In 4Q19, Truist transferred all HTM securities into AFS securities in response to changes in regulatory capital rules.
(4) The leverage ratio is calculated using end of period Tier 1 capital and quarterly average tangible assets. The timing of the merger impacted the 4Q19 result.
(5) Truist became subject to the supplementary leverage ratio in 2020. The 4Q19 measure was an estimate based on a full quarter of average tangible assets.
Truist Financial Corporation 1

Financial Highlights - Five Quarter Trend
	Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions, except per share data, shares in thousands)	2020	2020	2020	2020	2019
Summary Income Statement
Interest income - taxable equivalent (1)	$3,639	$3,652	$3,919	$4,463	$2,837
Interest expense	245	261	440	776	585
Net interest income - taxable equivalent	3,394	3,391	3,479	3,687	2,252
Less: Taxable-equivalent adjustment	28	29	31	37	25
Net interest income	3,366	3,362	3,448	3,650	2,227
Provision for credit losses	177	421	844	893	171
Net interest income after provision for credit losses	3,189	2,941	2,604	2,757	2,056
Noninterest income	2,285	2,210	2,423	1,961	1,398
Noninterest expense	3,833	3,755	3,878	3,431	2,575
Income before income taxes	1,641	1,396	1,149	1,287	879
Provision for income taxes	311	255	191	224	153
Net income	1,330	1,141	958	1,063	726
Noncontrolling interests	1	3	3	3	5
Net income available to the bank holding company	1,329	1,138	955	1,060	721
Preferred stock dividends	101	70	53	74	19
Net income available to common shareholders	1,228	1,068	902	986	702
Per Common Share Data
Earnings per share-basic	$0.91	$0.79	$0.67	$0.73	$0.76
Earnings per share-diluted	0.90	0.79	0.67	0.73	0.75
Earnings per share-adjusted diluted (2)	1.18	0.97	0.82	0.83	1.12
Cash dividends declared	0.450	0.450	0.450	0.450	0.450
Common shareholders' equity	46.52	45.86	45.74	45.49	45.66
Tangible common shareholders' equity (2)	26.78	26.63	26.38	26.00	25.93
End of period shares outstanding	1,348,961	1,348,118	1,347,609	1,347,461	1,342,166
Weighted average shares outstanding-basic	1,348,493	1,347,916	1,347,512	1,344,372	922,840
Weighted average shares outstanding-diluted	1,361,763	1,358,122	1,355,834	1,357,545	934,718
Performance Ratios
Return on average assets	1.05%	0.91%	0.75%	0.90%	0.95%
Return on average risk-weighted assets (current quarter is preliminary)	1.40	1.19	1.00	1.12	1.02
Return on average common shareholders' equity	7.88	6.87	5.90	6.58	7.33
Return on average tangible common shareholders' equity (2)	14.99	13.31	11.83	13.23	12.91
Net interest margin - taxable equivalent	3.08	3.10	3.13	3.58	3.41
Fee income ratio	40.4	39.7	41.3	34.9	38.6
Efficiency ratio-GAAP	67.8	67.4	66.1	61.1	71.0
Efficiency ratio-adjusted (2)	55.9	57.3	55.8	54.6	57.5
Credit Quality
Nonperforming assets as a percentage of:
Assets	0.27%	0.26%	0.25%	0.23%	0.14%
Loans and leases plus foreclosed property	0.46	0.39	0.37	0.36	0.19
Net charge-offs as a percentage of average loans and leases	0.27	0.42	0.39	0.36	0.40
Allowance for loan and lease losses as a percentage of LHFI	1.95	1.91	1.81	1.63	0.52
Ratio of allowance for loan and lease losses to nonperforming LHFI	4.39x	5.22x	5.24x	5.04x	3.41x
Average Balances
Assets	$503,181	$500,826	$514,720	$477,550	$302,059
Securities (3)	102,053	79,828	75,159	75,701	60,699
Loans and leases	308,188	315,691	326,435	307,748	193,641
Deposits	375,266	372,211	370,818	334,649	210,716
Common shareholders' equity	61,991	61,804	61,484	60,224	38,031
Total shareholders' equity	70,145	69,634	66,863	65,412	41,740
Period-End Balances
Assets	$509,228	$499,183	$504,336	$506,229	$473,078
Securities (3)	120,788	86,132	77,805	78,398	74,727
Loans and leases	305,793	312,149	321,148	324,039	308,215
Deposits	381,077	370,747	376,235	350,179	334,727
Common shareholders' equity	62,759	61,819	61,634	61,295	61,282
Total shareholders' equity	70,912	69,973	68,883	66,061	66,558
Capital Ratios (current quarter is preliminary)
Common equity Tier 1	10.0%	10.0%	9.7%	9.3%	9.5%
Tier 1	12.1	12.2	11.6	10.5	10.8
Total	14.5	14.6	14.0	12.7	12.6
Leverage (4)	9.6	9.6	9.0	9.0	14.7
Supplementary leverage (5)	8.7	8.9	8.5	7.8	7.9
Applicable ratios are annualized.
(1) Interest income includes certain fees, deferred costs, fair value mark accretion, and dividends.
(2) Represents a non-GAAP measure. See the calculations and management's reasons for using these measures in the Non-GAAP Reconciliations and Preliminary Capital Information - Five Quarter Trend sections of this supplement.
(3) Includes AFS and HTM securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost. In 4Q19, Truist transferred all HTM securities into AFS securities in response to changes in regulatory capital rules.
(4) The leverage ratio is calculated using end of period Tier 1 capital and quarterly average tangible assets. The timing of the merger impacted the 4Q19 result.
(5) Truist became subject to the supplementary leverage ratio in 2020. The 4Q19 measure was an estimate based on a full quarter of average tangible assets.

2 Truist Financial Corporation

Consolidated Statements of Income
	Quarter Ended				Year-to-Date
	Dec. 31		Change		Dec. 31		Change
(Dollars in millions, except per share data, shares in thousands)	2020	2019	$	%	2020	2019	$	%
Interest Income
Interest and fees on loans and leases	$3,158	$2,371	$787	33.2%	$13,485	$7,982	$5,503	68.9%
Interest on securities	408	402	6	1.5	1,739	1,319	420	31.8
Interest on other earning assets	45	39	6	15.4	324	108	216	200.0
Total interest income	3,611	2,812	799	28.4	15,548	9,409	6,139	65.2
Interest Expense
Interest on deposits	67	304	(237)	(78.0)	785	1,101	(316)	(28.7)
Interest on long-term debt	165	219	(54)	(24.7)	800	797	3	0.4
Interest on other borrowings	13	62	(49)	(79.0)	137	198	(61)	(30.8)
Total interest expense	245	585	(340)	(58.1)	1,722	2,096	(374)	(17.8)
Net Interest Income	3,366	2,227	1,139	51.1	13,826	7,313	6,513	89.1
Provision for credit losses	177	171	6	3.5	2,335	615	1,720	NM
Net Interest Income After Provision for Credit Losses	3,189	2,056	1,133	55.1	11,491	6,698	4,793	71.6
Noninterest Income
Insurance income	545	509	36	7.1	2,193	2,072	121	5.8
Service charges on deposits	266	222	44	19.8	1,020	762	258	33.9
Wealth management income	332	206	126	61.2	1,277	715	562	78.6
Card and payment related fees	203	156	47	30.1	761	555	206	37.1
Residential mortgage income	193	65	128	196.9	1,000	285	715	NM
Investment banking and trading income	308	109	199	182.6	944	244	700	NM
Operating lease income	77	47	30	63.8	309	153	156	102.0
Income from bank-owned life insurance	44	38	6	15.8	179	129	50	38.8
Lending related fees	105	47	58	123.4	315	124	191	154.0
Commercial real estate related income	123	48	75	156.3	271	116	155	133.6
Securities gains (losses)	—	(116)	116	NM	402	(116)	518	NM
Other income (loss)	89	67	22	32.8	208	216	(8)	(3.7)
Total noninterest income	2,285	1,398	887	63.4	8,879	5,255	3,624	69.0
Noninterest Expense
Personnel expense	2,108	1,465	643	43.9	8,146	4,833	3,313	68.5
Net occupancy expense	207	147	60	40.8	904	507	397	78.3
Professional fees and outside processing	393	161	232	144.1	1,252	433	819	189.1
Software expense	215	118	97	82.2	862	338	524	155.0
Equipment expense	121	83	38	45.8	484	280	204	72.9
Marketing and customer development	58	45	13	28.9	273	137	136	99.3
Operating lease depreciation	54	43	11	25.6	258	136	122	89.7
Loan-related expense	65	42	23	54.8	242	123	119	96.7
Amortization of intangibles	172	71	101	142.3	685	164	521	NM
Regulatory costs	32	24	8	33.3	125	81	44	54.3
Merger-related and restructuring charges	308	223	85	38.1	860	360	500	138.9
Loss (gain) on early extinguishment of debt	—	—	—	—	235	—	235	NM
Other expense	100	153	(53)	(34.6)	571	542	29	5.4
Total noninterest expense	3,833	2,575	1,258	48.9	14,897	7,934	6,963	87.8
Earnings
Income before income taxes	1,641	879	762	86.7	5,473	4,019	1,454	36.2
Provision for income taxes	311	153	158	103.3	981	782	199	25.4
Net income	1,330	726	604	83.2	4,492	3,237	1,255	38.8
Noncontrolling interests	1	5	(4)	(80.0)	10	13	(3)	(23.1)
Net income available to the bank holding company	1,329	721	608	84.3	4,482	3,224	1,258	39.0
Preferred stock dividends	101	19	82	NM	298	196	102	52.0
Net income available to common shareholders	$1,228	$702	$526	74.9%	$4,184	$3,028	$1,156	38.2%
Earnings Per Common Share
Basic	$0.91	$0.76	$0.15	19.7%	$3.11	$3.76	$(0.65)	(17.3)%
Diluted	0.90	0.75	0.15	20.0	3.08	3.71	(0.63)	(17.0)
Weighted Average Shares Outstanding
Basic	1,348,493	922,840	425,653	46.1	1,347,080	805,104	541,976	67.3
Diluted	1,361,763	934,718	427,045	45.7	1,358,289	815,204	543,085	66.6
NM - not meaningful

Truist Financial Corporation 3

Consolidated Statements of Income - Five Quarter Trend
	Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions, except per share data, shares in thousands)	2020	2020	2020	2020	2019
Interest Income
Interest and fees on loans and leases	$3,158	$3,174	$3,377	$3,776	$2,371
Interest on securities	408	393	444	494	402
Interest on other earning assets	45	56	67	156	39
Total interest income	3,611	3,623	3,888	4,426	2,812
Interest Expense
Interest on deposits	67	96	201	421	304
Interest on long-term debt	165	152	211	272	219
Interest on other borrowings	13	13	28	83	62
Total interest expense	245	261	440	776	585
Net Interest Income	3,366	3,362	3,448	3,650	2,227
Provision for credit losses	177	421	844	893	171
Net Interest Income After Provision for Credit Losses	3,189	2,941	2,604	2,757	2,056
Noninterest Income
Insurance income	545	518	581	549	509
Service charges on deposits	266	247	202	305	222
Wealth management income	332	324	289	332	206
Card and payment related fees	203	200	171	187	156
Residential mortgage income	193	221	341	245	65
Investment banking and trading income	308	244	274	118	109
Operating lease income	77	72	83	77	47
Income from bank-owned life insurance	44	46	45	44	38
Lending related fees	105	77	66	67	47
Commercial real estate related income	123	55	49	44	48
Securities gains (losses)	—	104	300	(2)	(116)
Other income (loss)	89	102	22	(5)	67
Total noninterest income	2,285	2,210	2,423	1,961	1,398
Noninterest Expense
Personnel expense	2,108	2,058	2,008	1,972	1,465
Net occupancy expense	207	233	243	221	147
Professional fees and outside processing	393	323	289	247	161
Software expense	215	221	216	210	118
Equipment expense	121	127	120	116	83
Marketing and customer development	58	75	56	84	45
Operating lease depreciation	54	56	77	71	43
Loan-related expense	65	59	56	62	42
Amortization of intangibles	172	170	178	165	71
Regulatory costs	32	34	30	29	24
Merger-related and restructuring charges	308	236	209	107	223
Loss (gain) on early extinguishment of debt	—	—	235	—	—
Other expense	100	163	161	147	153
Total noninterest expense	3,833	3,755	3,878	3,431	2,575
Earnings
Income before income taxes	1,641	1,396	1,149	1,287	879
Provision for income taxes	311	255	191	224	153
Net income	1,330	1,141	958	1,063	726
Noncontrolling interests	1	3	3	3	5
Net income available to the bank holding company	1,329	1,138	955	1,060	721
Preferred stock dividends	101	70	53	74	19
Net income available to common shareholders	$1,228	$1,068	$902	$986	$702
Earnings Per Common Share
Basic	$0.91	$0.79	$0.67	$0.73	$0.76
Diluted	0.90	0.79	0.67	0.73	0.75
Weighted Average Shares Outstanding
Basic	1,348,493	1,347,916	1,347,512	1,344,372	922,840
Diluted	1,361,763	1,358,122	1,355,834	1,357,545	934,718

4 Truist Financial Corporation

Segment Financial Performance - Preliminary
	Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions)	2020	2020	2020	2020	2019
Consumer Banking and Wealth
Net interest income (expense)	$1,818	$1,856	$1,843	$1,860	$1,114
Net intersegment interest income (expense)	377	337	316	394	282
Segment net interest income	2,195	2,193	2,159	2,254	1,396
Allocated provision for credit losses	116	181	270	437	145
Noninterest income	994	990	1,006	1,066	652
Noninterest expense	1,955	1,934	1,972	1,989	1,318
Income (loss) before income taxes	1,118	1,068	923	894	585
Provision (benefit) for income taxes	264	252	218	210	142
Segment net income (loss)	$854	$816	$705	$684	$443

Corporate and Commercial Banking
Net interest income (expense)	$1,271	$1,235	$1,351	$1,534	$934
Net intersegment interest income (expense)	12	42	(60)	(207)	(99)
Segment net interest income	1,283	1,277	1,291	1,327	835
Allocated provision for credit losses	60	311	534	399	17
Noninterest income	789	609	621	457	412
Noninterest expense	841	843	880	883	570
Income (loss) before income taxes	1,171	732	498	502	660
Provision (benefit) for income taxes	253	148	92	89	142
Segment net income (loss)	$918	$584	$406	$413	$518

Insurance Holdings
Net interest income (expense)	$26	$31	$33	$36	$38
Net intersegment interest income (expense)	(4)	(7)	(10)	(11)	(11)
Segment net interest income	22	24	23	25	27
Allocated provision for credit losses	2	—	6	1	2
Noninterest income	562	524	598	557	536
Noninterest expense	451	446	448	440	481
Income (loss) before income taxes	131	102	167	141	80
Provision (benefit) for income taxes	32	25	41	36	21
Segment net income (loss)	$99	$77	$126	$105	$59

Other, Treasury & Corporate (1)
Net interest income (expense)	$251	$240	$221	$220	$141
Net intersegment interest income (expense)	(385)	(372)	(246)	(176)	(172)
Segment net interest income	(134)	(132)	(25)	44	(31)
Allocated provision for credit losses	(1)	(71)	34	56	7
Noninterest income	(60)	87	198	(119)	(202)
Noninterest expense	586	532	578	119	206
Income (loss) before income taxes	(779)	(506)	(439)	(250)	(446)
Provision (benefit) for income taxes	(238)	(170)	(160)	(111)	(152)
Segment net income (loss)	$(541)	$(336)	$(279)	$(139)	$(294)

Total Truist Financial Corporation
Net interest income (expense)	$3,366	$3,362	$3,448	$3,650	$2,227
Net intersegment interest income (expense)	—	—	—	—	—
Segment net interest income	3,366	3,362	3,448	3,650	2,227
Allocated provision for credit losses	177	421	844	893	171
Noninterest income	2,285	2,210	2,423	1,961	1,398
Noninterest expense	3,833	3,755	3,878	3,431	2,575
Income (loss) before income taxes	1,641	1,396	1,149	1,287	879
Provision (benefit) for income taxes	311	255	191	224	153
Net income	$1,330	$1,141	$958	$1,063	$726
(1) Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.

Truist Financial Corporation 5

Consolidated Ending Balance Sheets - Five Quarter Trend
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions)	2020	2020	2020	2020	2019
Assets
Cash and due from banks	$5,029	$4,194	$5,116	$5,312	$4,084
Interest-bearing deposits with banks	13,839	32,914	36,081	31,036	14,981
Securities borrowed or purchased under resale agreements	1,745	1,300	1,345	1,796	1,417
Trading assets at fair value	3,872	4,670	3,824	3,863	5,733
Securities available for sale at fair value	120,788	86,132	77,805	78,398	74,727
Loans and leases:
Commercial:
Commercial and industrial	138,354	140,874	147,141	149,161	130,180
CRE	26,595	27,474	27,963	27,532	26,832
Commercial construction	6,491	6,772	6,891	6,630	6,205
Lease financing	5,240	5,493	5,783	5,984	6,122
Consumer:
Residential mortgage	47,272	50,379	51,671	53,096	52,071
Residential home equity and direct	26,064	26,558	26,935	27,629	27,044
Indirect auto	26,150	25,269	24,509	25,146	24,442
Indirect other	11,177	11,527	11,592	10,980	11,100
Student	7,552	7,480	7,484	7,771	6,743
Credit card	4,839	4,801	4,856	5,300	5,619
PCI	—	—	—	—	3,484
Total loans and leases held for investment	299,734	306,627	314,825	319,229	299,842
Loans held for sale	6,059	5,522	6,323	4,810	8,373
Total loans and leases	305,793	312,149	321,148	324,039	308,215
Allowance for loan and lease losses	(5,835)	(5,863)	(5,702)	(5,211)	(1,549)
Premises and equipment	3,870	3,968	4,002	3,999	3,712
Goodwill	24,447	23,869	23,882	23,927	24,154
Core deposit and other intangible assets	2,984	2,840	3,016	3,168	3,142
Mortgage servicing rights	2,023	1,991	2,077	2,150	2,630
Other assets	30,673	31,019	31,742	33,752	31,832
Total assets	$509,228	$499,183	$504,336	$506,229	$473,078
Liabilities
Deposits:
Noninterest-bearing deposits	$127,629	$124,297	$122,694	$97,618	$92,405
Interest checking	105,269	98,694	99,005	92,950	85,492
Money market and savings	126,238	121,856	123,974	124,072	120,934
Time deposits	21,941	25,900	30,562	35,539	35,896
Foreign office deposits - interest-bearing	—	—	—	—	—
Total deposits	381,077	370,747	376,235	350,179	334,727
Short-term borrowings	6,092	6,244	5,700	12,696	18,218
Long-term debt	39,597	41,008	42,133	65,662	41,339
Other liabilities	11,550	11,211	11,385	11,631	12,236
Total liabilities	438,316	429,210	435,453	440,168	406,520
Shareholders' Equity:
Preferred stock	8,048	8,048	7,143	4,599	5,102
Common stock	6,745	6,741	6,738	6,737	6,711
Additional paid-in capital	35,843	35,774	35,676	35,584	35,609
Retained earnings	19,455	18,834	18,373	18,076	19,806
Accumulated other comprehensive loss	716	470	847	898	(844)
Noncontrolling interests	105	106	106	167	174
Total shareholders' equity	70,912	69,973	68,883	66,061	66,558
Total liabilities and shareholders' equity	$509,228	$499,183	$504,336	$506,229	$473,078

6 Truist Financial Corporation

Average Balance Sheets
	Quarter Ended				Year-to-Date
	December 31		Change		December 31		Change
(Dollars in millions)	2020	2019	$	%	2020	2019	$	%
Assets
Securities at amortized cost (1):
U.S. Treasury	$2,049	$2,384	$(335)	(14.1)%	$2,194	$2,644	$(450)	(17.0)%
U.S. government-sponsored entities (GSE)	1,841	2,301	(460)	(20.0)	1,846	2,402	(556)	(23.1)
Mortgage-backed securities issued by GSE	97,660	55,119	42,541	77.2	78,564	44,710	33,854	75.7
States and political subdivisions	469	598	(129)	(21.6)	501	587	(86)	(14.7)
Non-agency mortgage-backed	—	263	(263)	(100.0)	86	269	(183)	(68.0)
Other	34	34	—	—	36	33	3	9.1
Total securities	102,053	60,699	41,354	68.1	83,227	50,645	32,582	64.3
Loans and leases:
Commercial:
Commercial and industrial	139,223	81,853	57,370	70.1	141,850	67,435	74,415	110.4
CRE	27,030	19,896	7,134	35.9	27,410	17,651	9,759	55.3
Commercial construction	6,616	4,506	2,110	46.8	6,659	4,061	2,598	64.0
Lease financing	5,401	3,357	2,044	60.9	5,753	2,443	3,310	135.5
Consumer:
Residential mortgage	48,847	34,824	14,023	40.3	51,423	31,668	19,755	62.4
Residential home equity and direct	26,327	15,810	10,517	66.5	26,951	12,716	14,235	111.9
Indirect auto	25,788	15,390	10,398	67.6	25,055	12,545	12,510	99.7
Indirect other	11,291	7,772	3,519	45.3	11,264	6,654	4,610	69.3
Student	7,519	1,825	5,694	NM	7,596	460	7,136	NM
Credit card	4,818	3,788	1,030	27.2	5,027	3,181	1,846	58.0
PCI	—	1,220	(1,220)	(100.0)	—	631	(631)	(100.0)
Total loans and leases held for investment	302,860	190,241	112,619	59.2	308,988	159,445	149,543	93.8
Loans held for sale	5,328	3,400	1,928	56.7	5,513	2,159	3,354	155.3
Total loans and leases	308,188	193,641	114,547	59.2	314,501	161,604	152,897	94.6
Interest earning trading assets	4,538	2,370	2,168	91.5	4,655	1,277	3,378	NM
Other earning assets	23,887	6,405	17,482	NM	31,240	2,888	28,352	NM
Total earning assets	438,666	263,115	175,551	66.7	433,623	216,414	217,209	100.4
Nonearning assets	64,515	38,944	25,571	65.7	65,462	31,080	34,382	110.6
Total assets	$503,181	$302,059	$201,122	66.6%	$499,085	$247,494	$251,591	101.7%
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$127,103	$64,485	$62,618	97.1%	$114,580	$55,513	$59,067	106.4%
Interest checking	99,866	43,246	56,620	130.9	94,879	31,592	63,287	NM
Money market and savings	124,692	79,903	44,789	56.1	123,826	67,922	55,904	82.3
Time deposits	23,605	23,058	547	2.4	30,008	17,970	12,038	67.0
Foreign office deposits - interest-bearing	—	24	(24)	(100.0)	—	272	(272)	(100.0)
Total deposits	375,266	210,716	164,550	78.1	363,293	173,269	190,024	109.7
Short-term borrowings	6,493	11,489	(4,996)	(43.5)	10,129	8,462	1,667	19.7
Long-term debt	40,284	29,888	10,396	34.8	45,793	24,756	21,037	85.0
Other liabilities	10,993	8,226	2,767	33.6	11,846	6,899	4,947	71.7
Total liabilities	433,036	260,319	172,717	66.3	431,061	213,386	217,675	102.0
Shareholders' equity	70,145	41,740	28,405	68.1	68,024	34,108	33,916	99.4
Total liabilities and shareholders' equity	$503,181	$302,059	$201,122	66.6%	$499,085	$247,494	$251,591	101.7%
Average balances exclude basis adjustments for fair value hedges.
(1) Includes AFS and HTM securities.
NM - not meaningful

Truist Financial Corporation 7

Average Balance Sheets - Five Quarter Trend
	Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions)	2020	2020	2020	2020	2019
Assets
Securities at amortized cost (1):
U.S. Treasury	$2,049	$2,218	$2,237	$2,274	$2,384
U.S. government-sponsored entities (GSE)	1,841	1,842	1,844	1,856	2,301
Mortgage-backed securities issued by GSE	97,660	75,232	70,374	70,816	55,119
States and political subdivisions	469	499	505	530	598
Non-agency mortgage-backed	—	—	162	185	263
Other	34	37	37	40	34
Total securities	102,053	79,828	75,159	75,701	60,699
Loans and leases:
Commercial:
Commercial and industrial	139,223	143,452	152,991	131,743	81,853
CRE	27,030	27,761	27,804	27,046	19,896
Commercial construction	6,616	6,861	6,748	6,409	4,506
Lease financing	5,401	5,626	5,922	6,070	3,357
Consumer:
Residential mortgage	48,847	51,500	52,380	52,993	34,824
Residential home equity and direct	26,327	26,726	27,199	27,564	15,810
Indirect auto	25,788	24,732	24,721	24,975	15,390
Indirect other	11,291	11,530	11,282	10,950	7,772
Student	7,519	7,446	7,633	7,787	1,825
Credit card	4,818	4,810	4,949	5,534	3,788
PCI	—	—	—	—	1,220
Total loans and leases held for investment	302,860	310,444	321,629	301,071	190,241
Loans held for sale	5,328	5,247	4,806	6,677	3,400
Total loans and leases	308,188	315,691	326,435	307,748	193,641
Interest earning trading assets	4,538	4,056	3,700	6,334	2,370
Other earning assets	23,887	35,819	41,531	23,750	6,405
Total earning assets	438,666	435,394	446,825	413,533	263,115
Nonearning assets	64,515	65,432	67,895	64,017	38,944
Total assets	$503,181	$500,826	$514,720	$477,550	$302,059
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$127,103	$123,966	$113,875	$93,135	$64,485
Interest checking	99,866	96,707	97,863	85,008	43,246
Money market and savings	124,692	123,598	126,071	120,936	79,903
Time deposits	23,605	27,940	33,009	35,570	23,058
Foreign office deposits - interest-bearing	—	—	—	—	24
Total deposits	375,266	372,211	370,818	334,649	210,716
Short-term borrowings	6,493	6,209	8,998	18,900	11,489
Long-term debt	40,284	40,919	55,537	46,547	29,888
Other liabilities	10,993	11,853	12,504	12,042	8,226
Total liabilities	433,036	431,192	447,857	412,138	260,319
Shareholders' equity	70,145	69,634	66,863	65,412	41,740
Total liabilities and shareholders' equity	$503,181	$500,826	$514,720	$477,550	$302,059
Average balances exclude basis adjustments for fair value hedges.
(1) Includes AFS and HTM securities.

8 Truist Financial Corporation

Average Balances and Rates - Quarters
	Quarter Ended
	December 31, 2020			September 30, 2020
	(1)	(2) Interest	(2)	(1)	(2) Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
(Dollars in millions)	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$2,049	$9	1.62%	$2,218	$10	1.78%
U.S. government-sponsored entities (GSE)	1,841	11	2.33	1,842	10	2.33
Mortgage-backed securities issued by GSE	97,660	385	1.58	75,232	366	1.95
States and political subdivisions	469	3	3.52	499	7	5.03
Non-agency mortgage-backed	—	—	—	—	—	—
Other	34	—	1.98	37	1	1.99
Total securities	102,053	408	1.60	79,828	394	1.97
Loans and leases:
Commercial:
Commercial and industrial	139,223	1,091	3.12	143,452	1,087	3.02
CRE	27,030	197	2.88	27,761	203	2.88
Commercial construction	6,616	51	3.13	6,861	55	3.26
Lease financing	5,401	65	4.82	5,626	52	3.71
Consumer:
Residential mortgage	48,847	542	4.44	51,500	576	4.47
Residential home equity and direct	26,327	388	5.86	26,726	394	5.86
Indirect auto	25,788	416	6.41	24,732	405	6.51
Indirect other	11,291	195	6.87	11,530	204	7.05
Student	7,519	80	4.23	7,446	80	4.30
Credit card	4,818	114	9.35	4,810	109	9.03
Total loans and leases held for investment	302,860	3,139	4.13	310,444	3,165	4.06
Loans held for sale	5,328	47	3.54	5,247	37	2.78
Total loans and leases	308,188	3,186	4.12	315,691	3,202	4.04
Interest earning trading assets	4,538	33	2.89	4,056	32	3.23
Other earning assets	23,887	12	0.20	35,819	24	0.26
Total earning assets	438,666	3,639	3.31	435,394	3,652	3.34
Nonearning assets	64,515			65,432
Total assets	$503,181			$500,826
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$99,866	17	0.07	$96,707	15	0.06
Money market and savings	124,692	10	0.03	123,598	19	0.06
Time deposits	23,605	40	0.66	27,940	62	0.89
Total interest-bearing deposits (4)	248,163	67	0.11	248,245	96	0.15
Short-term borrowings	6,493	13	0.77	6,209	13	0.85
Long-term debt	40,284	165	1.64	40,919	152	1.48
Total interest-bearing liabilities	294,940	245	0.33	295,373	261	0.35
Noninterest-bearing deposits (4)	127,103			123,966
Other liabilities	10,993			11,853
Shareholders' equity	70,145			69,634
Total liabilities and shareholders' equity	$503,181			$500,826
Average interest-rate spread			2.98			2.99

Net interest income/ net interest margin		$3,394	3.08%		$3,391	3.10%
Taxable-equivalent adjustment		$28			$29
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Amounts are on a taxable-equivalent basis utilizing the federal income tax rate of 21% for the periods presented. Interest income includes certain fees, deferred costs and dividends.
(3) Includes AFS and HTM securities.
(4) Total deposit costs were 0.07% and 0.10% for the three months ended December 31, 2020 and September 30, 2020, respectively.

Truist Financial Corporation 9

Average Balances and Rates - Quarters
	Quarter Ended
	June 30, 2020			March 31, 2020			December 31, 2019
	(1)	(2) Interest	(2)	(1)	(2) Interest	(2)	(1)	(2) Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/	Average	Income/	Yields/
(Dollars in millions)	Balances	Expense	Rates	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$2,237	$10	1.88%	$2,274	$11	1.93%	$2,384	$12	1.97%
U.S. government-sponsored entities (GSE)	1,844	12	2.33	1,856	10	2.33	2,301	12	2.28
Mortgage-backed securities issued by GSE	70,374	413	2.35	70,816	461	2.60	55,119	366	2.64
States and political subdivisions	505	4	3.57	530	5	3.56	598	4	3.38
Non-agency mortgage-backed	162	7	16.71	185	8	16.72	263	9	13.15
Other	37	—	2.27	40	—	3.01	34	—	3.53
Total securities	75,159	446	2.37	75,701	495	2.62	60,699	403	2.65
Loans and leases:
Commercial:
Commercial and industrial	152,991	1,204	3.16	131,743	1,419	4.33	81,853	862	4.18
CRE	27,804	227	3.26	27,046	287	4.25	19,896	223	4.43
Commercial construction	6,748	61	3.70	6,409	76	4.87	4,506	57	5.17
Lease financing	5,922	70	4.71	6,070	65	4.27	3,357	32	3.79
Consumer:
Residential mortgage	52,380	608	4.65	52,993	594	4.48	34,824	361	4.15
Residential home equity and direct	27,199	391	5.78	27,564	452	6.60	15,810	242	6.04
Indirect auto	24,721	407	6.63	24,975	428	6.89	15,390	312	8.04
Indirect other	11,282	201	7.18	10,950	201	7.37	7,772	133	6.77
Student	7,633	87	4.55	7,787	104	5.38	1,825	24	5.20
Credit card	4,949	114	9.27	5,534	133	9.68	3,788	85	9.06
PCI	—	—	—	—	—	—	1,220	33	10.63
Total loans and leases held for investment	321,629	3,370	4.21	301,071	3,759	5.02	190,241	2,364	4.94
Loans held for sale	4,806	36	3.04	6,677	53	3.14	3,400	31	3.52
Total loans and leases	326,435	3,406	4.19	307,748	3,812	4.98	193,641	2,395	4.91
Interest earning trading assets	3,700	39	4.19	6,334	64	4.04	2,370	11	1.84
Other earning assets	41,531	28	0.28	23,750	92	1.55	6,405	28	1.78
Total earning assets	446,825	3,919	3.52	413,533	4,463	4.33	263,115	2,837	4.29
Nonearning assets	67,895			64,017			38,944
Total assets	$514,720			$477,550			$302,059
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$97,863	55	0.23	$85,008	129	0.61	$43,246	65	0.60
Money market and savings	126,071	57	0.18	120,936	178	0.59	79,903	152	0.76
Time deposits	33,009	89	1.09	35,570	114	1.29	23,058	87	1.48
Foreign office deposits - interest-bearing	—	—	—	—	—	—	24	—	2.19
Total interest-bearing deposits (4)	256,943	201	0.32	241,514	421	0.70	146,231	304	0.82
Short-term borrowings	8,998	28	1.24	18,900	83	1.76	11,489	62	2.15
Long-term debt	55,537	211	1.52	46,547	272	2.34	29,888	219	2.92
Total interest-bearing liabilities	321,478	440	0.55	306,961	776	1.02	187,608	585	1.24
Noninterest-bearing deposits (4)	113,875			93,135			64,485
Other liabilities	12,504			12,042			8,226
Shareholders' equity	66,863			65,412			41,740
Total liabilities and shareholders' equity	$514,720			$477,550			$302,059
Average interest-rate spread			2.97			3.31			3.05

Net interest income/ net interest margin		$3,479	3.13%		$3,687	3.58%		$2,252	3.41%
Taxable-equivalent adjustment		$31			$37			$25
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Amounts are on a taxable-equivalent basis utilizing the federal income tax rate of 21% for the periods presented. Interest income includes certain fees, deferred costs and dividends.
(3) Includes AFS and HTM securities.
(4) Total deposit costs were 0.22%, 0.51% and 0.57% for the three months ended June 30, 2020, March 31, 2020 and December 31, 2019, respectively.

10 Truist Financial Corporation

Average Balances and Rates - Year-To-Date
	Year-to-Date
	December 31, 2020			December 31, 2019
	(1)	(2) Interest	(2)	(1)	(2) Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
(Dollars in millions)	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$2,194	$40	1.81%	$2,644	$53	2.01%
U.S. government-sponsored entities (GSE)	1,846	43	2.33	2,402	53	2.26
Mortgage-backed securities issued by GSE	78,564	1,625	2.07	44,710	1,161	2.59
States and political subdivisions	501	19	3.92	587	21	3.73
Non-agency mortgage-backed	86	15	16.81	269	38	14.05
Other	36	1	2.33	33	1	3.75
Total securities	83,227	1,743	2.09	50,645	1,327	2.62
Loans and leases:
Commercial:
Commercial and industrial	141,850	4,801	3.39	67,435	2,868	4.25
CRE	27,410	914	3.32	17,651	849	4.79
Commercial construction	6,659	243	3.72	4,061	208	5.23
Lease financing	5,753	252	4.38	2,443	84	3.44
Consumer:
Residential mortgage	51,423	2,320	4.51	31,668	1,291	4.08
Residential home equity and direct	26,951	1,625	6.03	12,716	759	5.97
Indirect auto	25,055	1,656	6.61	12,545	1,068	8.51
Indirect other	11,264	801	7.11	6,654	443	6.65
Student	7,596	351	4.62	460	24	5.20
Credit card	5,027	470	9.34	3,181	288	9.05
PCI	—	—	—	631	102	16.05
Total loans and leases held for investment	308,988	13,433	4.35	159,445	7,984	5.01
Loans held for sale	5,513	173	3.13	2,159	85	3.91
Total loans and leases	314,501	13,606	4.33	161,604	8,069	4.99
Interest earning trading assets	4,655	168	3.62	1,277	26	2.02
Other earning assets	31,240	156	0.50	2,888	83	2.89
Total earning assets	433,623	15,673	3.61	216,414	9,505	4.39
Nonearning assets	65,462			31,080
Total assets	$499,085			$247,494
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$94,879	216	0.23	$31,592	197	0.62
Money market and savings	123,826	264	0.21	67,922	621	0.91
Time deposits	30,008	305	1.02	17,970	277	1.54
Foreign office deposits - interest-bearing	—	—	—	272	6	2.35
Total interest-bearing deposits (4)	248,713	785	0.32	117,756	1,101	0.93
Short-term borrowings	10,129	137	1.35	8,462	198	2.34
Long-term debt	45,793	800	1.75	24,756	797	3.22
Total interest-bearing liabilities	304,635	1,722	0.57	150,974	2,096	1.39
Noninterest-bearing deposits (4)	114,580			55,513
Other liabilities	11,846			6,899
Shareholders' equity	68,024			34,108
Total liabilities and shareholders' equity	$499,085			$247,494
Average interest-rate spread			3.04			3.00

Net interest income/ net interest margin		$13,951	3.22%		$7,409	3.42%
Taxable-equivalent adjustment		$125			$96
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Amounts are on a taxable-equivalent basis utilizing the federal income tax rate of 21% for the periods presented. Interest income includes certain fees, deferred costs and dividends.
(3) Includes AFS and HTM securities.
(4) Total deposit costs were 0.22% and 0.64% for the year ended December 31, 2020 and 2019, respectively.

Truist Financial Corporation 11

Credit Quality
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions)	2020	2020	2020	2020	2019
Nonperforming Assets
Nonaccrual loans and leases:
Commercial:
Commercial and industrial	$532	$507	$428	$443	$212
CRE	75	52	42	18	10
Commercial construction	14	7	13	2	—
Lease financing	28	32	56	27	8
Consumer:
Residential mortgage	316	205	198	248	55
Residential home equity and direct	205	180	192	170	67
Indirect auto	155	137	155	125	100
Indirect other	5	4	3	1	2
Total nonaccrual loans and leases held for investment	1,330	1,124	1,087	1,034	454
Loans held for sale	5	130	102	41	107
Total nonaccrual loans and leases	1,335	1,254	1,189	1,075	561
Foreclosed real estate	20	30	43	63	82
Other foreclosed property	32	30	20	39	41
Total nonperforming assets	$1,387	$1,314	$1,252	$1,177	$684
Troubled Debt Restructurings (TDRs)
Performing TDRs:
Commercial:
Commercial and industrial	$78	$84	$57	$65	$47
CRE	47	36	22	7	6
Commercial construction	—	1	36	36	37
Lease financing	60	1	1	1	—
Consumer:
Residential mortgage	648	640	533	513	470
Residential home equity and direct	88	71	71	66	51
Indirect auto	392	336	342	350	333
Indirect other	6	5	4	5	5
Student	5	5	4	1	—
Credit card	37	38	37	35	31
Total performing TDRs	1,361	1,217	1,107	1,079	980
Nonperforming TDRs	164	140	111	121	82
Total TDRs	$1,525	$1,357	$1,218	$1,200	$1,062
Loans 90 Days or More Past Due and Still Accruing
Commercial:
Commercial and industrial	$13	$6	$9	$5	$1
CRE	—	8	3	1	—
Lease financing	—	—	1	—	—
Consumer:
Residential mortgage	841	573	521	610	543
Residential home equity and direct	10	5	9	10	9
Indirect auto	2	8	10	11	11
Indirect other	2	3	3	2	2
Student	1,111	570	478	1,068	188
Credit card	29	24	38	41	22
PCI	—	—	—	—	1,218
Total loans 90 days past due and still accruing	$2,008	$1,197	$1,072	$1,748	$1,994
Loans 30-89 Days Past Due
Commercial:
Commercial and industrial	$83	$155	$282	$262	$94
CRE	14	7	6	8	5
Commercial construction	5	—	1	16	1
Lease financing	6	9	10	8	2
Consumer:
Residential mortgage	782	796	703	679	498
Residential home equity and direct	98	103	108	156	122
Indirect auto	495	321	265	521	560
Indirect other	68	52	50	74	85
Student	618	666	442	593	650
Credit card	51	39	34	57	56
PCI	—	—	—	—	140
Total loans 30-89 days past due	$2,220	$2,148	$1,901	$2,374	$2,213

12 Truist Financial Corporation

	As of/For the Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions)	2020	2020	2020	2020	2019
Allowance for Credit Losses
Beginning balance	$6,229	$6,133	$5,611	$1,889	$1,653
CECL adoption - impact to retained earnings before tax	—	—	—	2,762	—
CECL adoption - reserves on PCD assets	—	—	—	378	—
Provision for credit losses	177	421	844	893	171
Charge-offs:
Commercial:
Commercial and industrial	(84)	(112)	(123)	(39)	(23)
CRE	(19)	(44)	(14)	(1)	(5)
Commercial construction	(8)	(19)	—	(3)	—
Lease financing	(4)	(44)	(4)	(2)	(9)
Consumer:
Residential mortgage	(6)	(4)	(35)	(11)	(8)
Residential home equity and direct	(46)	(52)	(65)	(68)	(25)
Indirect auto	(84)	(72)	(80)	(142)	(107)
Indirect other	(14)	(8)	(20)	(18)	(19)
Student	(3)	(6)	(6)	(8)	—
Credit card	(35)	(44)	(50)	(53)	(37)
Total charge-offs	(303)	(405)	(397)	(345)	(233)
Recoveries:
Commercial:
Commercial and industrial	34	20	21	17	6
CRE	1	—	4	—	—
Commercial construction	1	2	7	1	1
Lease financing	—	4	—	—	—
Consumer:
Residential mortgage	3	3	2	2	1
Residential home equity and direct	20	16	15	15	10
Indirect auto	24	22	18	23	13
Indirect other	5	4	7	7	5
Student	—	—	1	—	—
Credit card	10	8	6	8	5
Total recoveries	98	79	81	73	41
Net charge-offs	(205)	(326)	(316)	(272)	(192)
Merger related items and other	(2)	1	(6)	(39)	257
Ending balance	$6,199	$6,229	$6,133	$5,611	$1,889
Allowance for Credit Losses:
Allowance for loan and lease losses (excluding PCD / PCI loans)	$5,668	$5,675	$5,408	$4,880	$1,541
Allowance for PCD / PCI loans	167	188	294	331	8
Reserve for unfunded lending commitments (RUFC)	364	366	431	400	340
Total	$6,199	$6,229	$6,133	$5,611	$1,889

Truist Financial Corporation 13

	As of/For the Year-to-Date
	Period Ended Dec. 31
(Dollars in millions)	2020	2019
Allowance for Credit Losses
Beginning balance	$1,889	$1,651
CECL adoption - impact to retained earnings before tax	2,762	—
CECL adoption - reserves on PCD assets	378	—
Provision for credit losses	2,335	615
Charge-offs:
Commercial:
Commercial and industrial	(358)	(90)
CRE	(78)	(33)
Commercial construction	(30)	—
Lease financing	(54)	(11)
Consumer:
Residential mortgage	(56)	(21)
Residential home equity and direct	(231)	(93)
Indirect auto	(378)	(370)
Indirect other	(60)	(62)
Student	(23)	—
Credit card	(182)	(109)
Total charge-offs	(1,450)	(789)
Recoveries:
Commercial:
Commercial and industrial	92	25
CRE	5	5
Commercial construction	11	3
Lease financing	4	1
Consumer:
Residential mortgage	10	2
Residential home equity and direct	66	30
Indirect auto	87	52
Indirect other	23	17
Student	1	—
Credit card	32	20
Total recoveries	331	155
Net charge-offs	(1,119)	(634)
Merger related items and other	(46)	257
Ending balance	$6,199	$1,889

	As of/For the Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2020	2020	2020	2020	2019
Asset Quality Ratios
Loans 30-89 days past due and still accruing as a percentage of loans and leases	0.74%	0.70%	0.60%	0.74%	0.74%
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.67	0.39	0.34	0.55	0.66
Nonperforming loans and leases as a percentage of loans and leases held for investment	0.44	0.37	0.35	0.32	0.15
Nonperforming loans and leases as a percentage of loans and leases (1)	0.44	0.40	0.37	0.33	0.18
Nonperforming assets as a percentage of:
Total assets (1)	0.27	0.26	0.25	0.23	0.14
Loans and leases plus foreclosed property	0.46	0.39	0.37	0.36	0.19
Net charge-offs as a percentage of average loans and leases (2)	0.27	0.42	0.39	0.36	0.40
Allowance for loan and lease losses as a percentage of loans and leases	1.95	1.91	1.81	1.63	0.52
Ratio of allowance for loan and lease losses to:
Net charge-offs	7.15X	4.52X	4.49X	4.76X	2.03X
Nonperforming loans and leases	4.39X	5.22X	5.24X	5.04X	3.41X
Asset Quality Ratios (Excluding PPP, other Government Guaranteed and PCI)
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.04%	0.03%	0.04%	0.04%	0.03%
Applicable ratios are annualized.
(1)Includes loans held for sale.
(2) The third quarter of 2020 includes $97 million of charge-offs on PCD assets directly related to the implementation of CECL.
				As of/For the Year-to-Date
				Period Ended Dec. 31
				2020	2019
Asset Quality Ratios
Net charge-offs as a percentage of average loans and leases				0.36%	0.40%
Ratio of allowance for loan and lease losses to net charge-offs				5.21X	2.44X
Applicable ratios are annualized.

14 Truist Financial Corporation

	December 31, 2020
			Past Due 30-89		Past Due 90+
(Dollars in millions)	Current Status		Days		Days		Total
Troubled Debt Restructurings
Performing TDRs: (1)
Commercial:
Commercial and industrial	$77	98.7%	$—	—%	$1	1.3%	$78
CRE	47	100.0	—	—	—	—	47
Commercial construction	—	—	—	—	—	—	—
Lease financing	60	100.0	—	—	—	—	60
Consumer:
Residential mortgage	383	59.1	107	16.5	158	24.4	648
Residential home equity and direct	82	93.2	5	5.7	1	1.1	88
Indirect auto	333	84.9	59	15.1	—	—	392
Indirect other	5	83.3	1	16.7	—	—	6
Student	5	100.0	—	—	—	—	5
Credit card	32	86.5	3	8.1	2	5.4	37
Total performing TDRs (1)	1,024	75.2	175	12.9	162	11.9	1,361
Nonperforming TDRs (2)	76	46.3	20	12.2	68	41.5	164
Total TDRs (1)(2)	$1,100	72.1%	$195	12.8%	$230	15.1%	$1,525
(1)Past due performing TDRs are included in past due disclosures.
(2)Nonperforming TDRs are included in nonaccrual loan disclosures.

			Quarter Ended
			Dec. 31	Sept. 30	June 30	March 31	Dec. 31
			2020	2020	2020	2020	2019
Net Charge-offs as a Percentage of Average Loans and Leases:
Commercial:
Commercial and industrial			0.15%	0.25%	0.27%	0.07%	0.09%
CRE			0.27	0.63	0.15	0.01	0.09
Commercial construction			0.39	1.02	(0.43)	0.13	(0.09)
Lease financing			0.20	2.92	0.33	0.08	1.03
Consumer:
Residential mortgage			0.03	0.01	0.25	0.07	0.09
Residential home equity and direct			0.39	0.53	0.73	0.78	0.39
Indirect auto			0.92	0.76	1.03	1.89	2.41
Indirect other			0.31	0.21	0.41	0.47	0.72
Student			0.17	0.28	0.31	0.38	(0.01)
Credit card			2.11	3.00	3.50	3.30	3.32
Total loans and leases			0.27	0.42	0.39	0.36	0.40
Applicable ratios are annualized.

Credit Quality - Allowance with Fair Value Marks

	As of/For the Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions)	2020	2020	2020	2020	2019
ALLL	$5,835	$5,863	$5,702	$5,211	$1,549
Unamortized fair value mark (1)	2,395	2,676	3,077	3,539	4,564
Allowance plus unamortized fair value mark	$8,230	$8,539	$8,779	$8,750	$6,113

Loans and leases held for investment	$299,734	$306,627	$314,825	$319,229	$299,842
Unamortized fair value mark (1)	2,395	2,676	3,077	3,539	4,564
Gross loans and leases	$302,129	$309,303	$317,902	$322,768	$304,406

Allowance for loan and lease losses as a percentage of loans and leases - GAAP	1.95%	1.91%	1.81%	1.63%	0.52%
Allowance for loan and lease losses and unamortized fair value mark as a percentage of gross loans and leases - Adjusted (1) (2)	2.72	2.76	2.76	2.71	2.01
(1)Unamortized fair value mark includes credit, interest rate and liquidity components.
(2)Allowance for loan and lease losses and unamortized fair value mark as a percentage of gross loans and leases is a non-GAAP measurement of credit reserves that is calculated by adjusting the ALLL and loans and leases held for investment by the unamortized fair value mark. Truist's management uses these measures to assess loss absorption capacity.
Truist Financial Corporation 15

Rollforward of Intangible Assets and Selected Fair Value Marks (1)
	As of/For the Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions)	2020	2020	2020	2020	2019
Loans and Leases (2)
Beginning balance unamortized fair value mark	$(2,676)	$(3,077)	$(3,539)	$(4,564)	$(221)
Additions - merger with SunTrust	—	—	—	—	(4,513)
Accretion	356	367	440	454	170
CECL adoption - reserves on PCD assets	—	—	—	378	—
Purchase accounting adjustments and other activity	(75)	34	22	193	—
Ending balance	$(2,395)	$(2,676)	$(3,077)	$(3,539)	$(4,564)
Core deposit and other intangible assets
Beginning balance	$2,840	$3,016	$3,168	$3,142	$678
Additions - merger with SunTrust	—	—	—	—	2,535
Additions - acquisitions	320	—	—	31	—
Amortization of intangibles	(172)	(170)	(178)	(165)	(71)
Amortization in net occupancy expense	(4)	(6)	(6)	(5)	—
Purchase accounting adjustments and other activity	—	—	32	165	—
Ending balance	$2,984	$2,840	$3,016	$3,168	$3,142
Deposits (3)
Beginning balance unamortized fair value mark	$(26)	$(37)	$(54)	$(76)	$—
Additions - Merger with SunTrust	—	—	—	—	(83)
Amortization	7	11	17	22	7
Ending balance	$(19)	$(26)	$(37)	$(54)	$(76)
Long-Term Debt (3)
Beginning balance unamortized fair value mark	$(238)	$(262)	$(285)	$(312)	$(10)
Additions - Merger with SunTrust	—	—	—	—	(309)
Amortization	22	24	23	27	7
Ending balance	$(216)	$(238)	$(262)	$(285)	$(312)
(1)Includes the merger with SunTrust. This summary includes only selected information and does not represent all purchase accounting adjustments.
(2)Purchase accounting marks on loans and leases includes credit, interest and liquidity components, and are generally recognized using the level-yield or straight-line method over the remaining life of the individual loans or recognized in full in the event of prepayment.
(3)Purchase accounting marks on liabilities represents interest rate marks on time deposits and long-term debt and are recognized using the level-yield method over the term of the liability.

Capital Information - Five Quarter Trend
	As of/For the Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions, except per share data, shares in thousands)	2020	2020	2020	2020	2019
Selected Capital Information	(preliminary)
Risk-based capital:
Common equity tier 1	$37,870	$37,879	$37,107	$36,396	$35,643
Tier 1	45,915	45,925	44,248	40,993	40,743
Total	55,011	55,030	53,436	49,395	47,511
Risk-weighted assets	379,538	377,420	382,826	390,348	376,056
Average quarterly tangible assets	478,608	476,868	490,203	454,381	276,591
Risk-based capital ratios:
Common equity tier 1	10.0%	10.0%	9.7%	9.3%	9.5%
Tier 1	12.1	12.2	11.6	10.5	10.8
Total	14.5	14.6	14.0	12.7	12.6
Leverage capital ratio (1)	9.6	9.6	9.0	9.0	14.7
Supplementary leverage (2)	8.7	8.9	8.5	7.8	7.9
Equity as a percentage of total assets	13.9	14.0	13.7	13.0	14.1
Common equity per common share	$46.52	$45.86	$45.74	$45.49	$45.66
(1)The leverage ratio is calculated using end of period Tier 1 capital and quarterly average tangible assets. The timing of the merger impacted the 4Q19 result.
(2)Truist became subject to the supplementary leverage ratio in 2020. The 4Q19 measure was an estimate based on a full quarter of average tangible assets.

	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions, except per share data, shares in thousands)	2020	2020	2020	2020	2019
Calculations of Tangible Common Equity and Related Measures: (1)
Total shareholders' equity	$70,912	$69,973	$68,883	$66,061	$66,558
Less:
Preferred stock	8,048	8,048	7,143	4,599	5,102
Noncontrolling interests	105	106	106	167	174
Intangible assets, net of deferred taxes	26,629	25,923	26,083	26,263	26,482
Tangible common equity	$36,130	$35,896	$35,551	$35,032	$34,800

Outstanding shares at end of period (in thousands)	1,348,961	1,348,118	1,347,609	1,347,461	1,342,166

Tangible Common Equity Per Common Share	$26.78	$26.63	$26.38	$26.00	$25.93
(1)Tangible common equity and related measures are non-GAAP measures that exclude the impact of intangible assets, net of deferred taxes, and their related amortization. These measures are useful for evaluating the performance of a business consistently, whether acquired or developed internally. Truist's management uses these measures to assess the quality of capital and returns relative to balance sheet risk. These measures are not necessarily comparable to similar measures that may be presented by other companies.
16 Truist Financial Corporation

Selected Mortgage Banking Information & Additional Information
	As of/For the Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions, except per share data)	2020	2020	2020	2020	2019
Residential Mortgage Income
Residential mortgage production revenue	$229	$339	$344	$206	$40
Residential mortgage servicing revenue	150	152	159	169	78
Realization of expected residential MSR cash flows	(209)	(212)	(176)	(122)	(59)
Residential mortgage income before MSR valuation	170	279	327	253	59
Income statement impact of mortgage servicing rights valuation:
MSRs fair value increase (decrease)	62	(54)	(28)	(503)	80
MSRs hedge gains (losses)	(39)	(4)	42	495	(74)
Net MSRs valuation	23	(58)	14	(8)	6
Total residential mortgage income	$193	$221	$341	$245	$65
Commercial Real Estate Related Income
Commercial mortgage production revenue	$117	$49	$42	$36	$44
Commercial mortgage servicing revenue	16	16	18	19	13
Realization of expected commercial MSR cash flows	(11)	(10)	(8)	(11)	(7)
Commercial real estate related income before MSR valuation	122	55	52	44	50
Income statement impact of mortgage servicing rights valuation:
MSRs fair value increase (decrease)	3	1	(6)	(20)	2
MSRs hedge gains (losses)	(2)	(1)	3	20	(4)
Net MSRs valuation	1	—	(3)	—	(2)
Commercial real estate related income	$123	$55	$49	$44	$48
Other Mortgage Banking Information
Residential mortgage loan originations	$13,235	$15,346	$14,631	$11,708	$7,523
Residential mortgage servicing portfolio (1):
Loans serviced for others	188,341	198,881	209,070	219,979	219,347
Bank-owned loans serviced	50,693	54,587	56,365	56,325	60,211
Total servicing portfolio	239,034	253,468	265,435	276,304	279,558
Weighted-average coupon rate on mortgage loans serviced for others	3.84%	3.92%	3.98%	4.02%	4.04%
Weighted-average servicing fee on mortgage loans serviced for others	0.317	0.317	0.315	0.313	0.310

Additional Information
Fair value of derivatives, net	3,282	3,646	3,766	3,276	1,687
Common stock prices:
High	49.72	42.04	46.53	56.68	56.92
Low	37.86	33.47	26.41	24.01	50.02
End of period	47.93	38.05	37.55	30.84	56.32
Banking offices	2,781	2,884	2,916	2,957	2,958
ATMs	4,082	4,237	4,354	4,408	4,426
FTEs (2)	53,693	55,000	55,769	56,504	40,691
(1)Amounts reported are unpaid principal balance.
(2)FTEs represents an average for the quarter. The timing of the merger impacted the 4Q19 result.
Truist Financial Corporation 17

Selected Items (1)
	Favorable (Unfavorable)
(Dollars in millions)		After-Tax at
Description	Pre-Tax	Marginal Rate
Selected Items
Fourth Quarter 2020
Incremental operating expenses related to the merger ($124 million in professional fees and outside processing, $47 million in personnel expense, and $8 million in other expense)	$(179)	$(138)

Third Quarter 2020
Incremental operating expenses related to the merger ($99 million in professional fees and outside processing, $48 million in personnel expense, and $5 million in other expense)	$(152)	$(115)
Charitable contribution	(50)	(38)

Second Quarter 2020
Incremental operating expenses related to the merger ($64 million in professional fees and outside processing, $49 million in personnel expense, and $16 million in other expense)	$(129)	$(99)

First Quarter 2020
Incremental operating expenses related to the merger ($44 million in personnel expense, $20 million in professional fees and outside processing, and $10 million in other expense)	$(74)	$(57)

Fourth Quarter 2019
Incremental operating expenses related to the merger ($80 million in personnel expense, $12 million in professional fees and outside processing, and $9 million in other expense)	$(101)	$(79)
Impact of mortgage portfolio sale ($25 million in provision for credit losses, offset by $22 in residential mortgage income, and a $2 million corporate advance write off included in loan-related expense)	1	1

Third Quarter 2019
Incremental operating expenses related to the merger ($39 million in personnel expense, $12 million in professional fees and outside processing, and $1 million in other expense)	$(52)	$(40)
Redemption of preferred shares	(46)	(46)
Impact of mortgage portfolio sale ($16 million in provision for credit losses and $4 million in residential mortgage income)	20	15

Second Quarter 2019
Incremental operating expenses related to the merger ($4 million in personnel expense, and $5 million in professional fees and outside processing)	$(9)	$(7)

First Quarter 2019
Incremental operating expenses related to the merger ($1 million in personnel expense, and $1 million in other expense)	$(2)	$(1)
(1)Includes costs not classified as merger-related and restructuring charges that are excluded from adjusted disclosures.

Non-GAAP Reconciliations
	Quarter Ended					Year-to-Date
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31	Dec. 31	Dec. 31
(Dollars in millions)	2020	2020	2020	2020	2019	2020	2019
Efficiency Ratio (1)
Efficiency Ratio Numerator - Noninterest Expense - GAAP	$3,833	$3,755	$3,878	$3,431	$2,575	$14,897	$7,934
Merger-related and restructuring charges, net	(308)	(236)	(209)	(107)	(223)	(860)	(360)
Gain (loss) on early extinguishment of debt	—	—	(235)	—	—	(235)	—
Incremental operating expense related to the merger	(179)	(152)	(129)	(74)	(101)	(534)	(164)
Amortization of intangibles	(172)	(170)	(178)	(165)	(71)	(685)	(164)
Charitable contribution	—	(50)	—	—	—	(50)	—
Corporate advance write off	—	—	—	—	(2)	—	(2)
Efficiency Ratio Numerator - Adjusted	$3,174	$3,147	$3,127	$3,085	$2,178	$12,533	$7,244

Efficiency Ratio Denominator - Revenue (2) - GAAP	$5,651	$5,572	$5,871	$5,611	$3,625	$22,705	$12,568
Taxable equivalent adjustment	28	29	31	37	25	125	96
Securities (gains) losses	—	(104)	(300)	2	116	(402)	116
(Gain) loss on loan portfolio sale	—	—	—	—	22	—	18
Efficiency Ratio Denominator - Adjusted	$5,679	$5,497	$5,602	$5,650	$3,788	$22,428	$12,798

Efficiency Ratio - GAAP	67.8%	67.4%	66.1%	61.1%	71.0%	65.6%	63.1%
Efficiency Ratio - Adjusted	55.9	57.3	55.8	54.6	57.5	55.9	56.6
(1)The adjusted efficiency ratio is non-GAAP in that it excludes securities gains (losses), amortization of intangible assets, merger-related and restructuring charges and other selected items. Truist's management uses this measure in their analysis of the Corporation's performance. Truist's management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrates the effects of significant gains and charges. These measures are not necessarily comparable to similar measures that may be presented by other companies.
(2)Revenue is defined as net interest income plus noninterest income.
18 Truist Financial Corporation

	Quarter Ended					Year-to-Date
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31	Dec. 31	Dec. 31
(Dollars in millions)	2020	2020	2020	2020	2019	2020	2019
Return on Average Tangible Common Shareholders' Equity (1)
Net income available to common shareholders	$1,228	$1,068	$902	$986	$702	$4,184	$3,028
Plus: Amortization of intangibles, net of tax	131	130	137	126	57	524	128
Tangible net income available to common shareholders	$1,359	$1,198	$1,039	$1,112	$759	$4,708	$3,156

Average common shareholders' equity	$61,991	$61,804	$61,484	$60,224	$38,031	$61,379	$30,697
Less: Average intangible assets, net of deferred taxes	25,930	25,971	26,161	26,429	14,760	26,122	11,460
Average tangible common shareholders' equity	$36,061	$35,833	$35,323	$33,795	$23,271	$35,257	$19,237

Return on average common shareholders' equity	7.88%	6.87%	5.90%	6.58%	7.33%	6.82%	9.87%
Return on average tangible common shareholders' equity	14.99	13.31	11.83	13.23	12.91	13.35	16.40
(1)Tangible common equity and related measures are non-GAAP measures that exclude the impact of intangible assets, net of deferred taxes, and their related amortization. These measures are useful for evaluating the performance of a business consistently, whether acquired or developed internally. Truist's management uses these measures to assess the quality of capital and returns relative to balance sheet risk. These measures are not necessarily comparable to similar measures that may be presented by other companies.

	Quarter Ended					Year-to-Date
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31	Dec. 31	Dec. 31
(Dollars in millions, except per share data)	2020	2020	2020	2020	2019	2020	2019
Diluted EPS (1)
Net income available to common shareholders - GAAP	$1,228	$1,068	$902	$986	$702	$4,184	$3,028
Merger-related and restructuring charges	237	181	160	82	176	660	285
Securities (gains) losses	—	(80)	(230)	2	90	(308)	90
Loss on extinguishment of debt	—	—	180	—	—	180	—
Incremental operating expenses related to the merger	138	115	99	57	79	409	127
Charitable contribution	—	38	—	—	—	38	—
Corporate advance write off	—	—	—	—	1	—	1
(Gain) loss on loan portfolio sale	—	—	—	—	17	—	14
Redemption of preferred shares	—	—	—	—	—	—	46
Allowance release related to loan portfolio sale	—	—	—	—	(19)	—	(31)
Net income available to common shareholders - adjusted	$1,603	$1,322	$1,111	$1,127	$1,046	$5,163	$3,560

Weighted average shares outstanding - diluted	1,361,763	1,358,122	1,355,834	1,357,545	934,718	1,358,289	815,204

Diluted EPS - GAAP	$0.90	$0.79	$0.67	$0.73	$0.75	$3.08	$3.71
Diluted EPS - adjusted	1.18	0.97	0.82	0.83	1.12	3.80	4.37
(1)The adjusted diluted earnings per share is non-GAAP in that it excludes merger-related and restructuring charges and other selected items, net of tax. Truist's management uses this measure in their analysis of the Corporation's performance. Truist's management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrates the effects of significant gains and charges.
Truist Financial Corporation 19